UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 13, 2009

CHINA INSONLINE CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-20532	74-2559866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 42, 4F, New Henry House, 10 Ice House Street, Central, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: (011) 00852-25232986

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

            (a) Resignation of Independent Accountants

            On February 13, 2009 (the “Effective Date”), the Board of Directors of China INSOnline Corp., a Delaware corporation (the “Registrant”) dismissed K.P. Cheng & Co. (“KPC”) as an independent registered public accounting firm of the Registrant.  KPC audited the Registrant’s consolidated financial statements in the Registrant’s Annual Report on Form 10-K for the year ended June 30, 2007 in connection with the Registrant’s reverse merger dated December 18, 2008 whereby the accounting acquirer, Rise and Grow Limited, a company organized under The People’s Republic of China and now the wholly-owned subsidiary of the Registrant, assumed the Registrant’s reporting obligations.  The effectiveness of KPC’s dismissal is January 31, 2008, the date upon which the Registrant engaged Weinberg & Company, P.A.

            KPC’s report on the Registrant’s financial statements for the past two (2) fiscal years, as well as the subsequent interim period through the Effective Date, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles.

            The dismissal of KPC was approved by the Registrant’s Board of Directors effective as of the Effective Date.

            During the Registrant’s most recent two (2) fiscal years, as well as the subsequent interim period through the Effective Date, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

            During the Registrant’s most recent two (2) fiscal years, as well as the subsequent interim period through the Effective Date, KPC did not advise the Registrant of any of the matters identified in Item 304(a)(v)(A) - (D) of Regulation S-K.

            The Registrant has requested KPC furnish a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of the letter is attached hereto as Exhibit 16.1.

Item 9.01	Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibit No. Description:

Exhibit	Description	Location

16.1	Auditor Letter	Provided herewith

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 13, 2009

CHINA INSONLINE CORP.

By:	/s/ Junjun Xu
Name:	Junjun Xu
Title:	Chief Executive Officer